DEFERRED REVENUE (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Deferred Revenue
Sales deposits		$ 453
Future delivery of buses	[1]		1,003
Future delivery of buses	[2]	1,929	2,190
Deferred revenue		2,382	3,193
Less: current portion		2,382	3,193
Long-term portion of deferred revenue

[1]	The Company has recognized deferred revenue and an intangible asset in relation to an agreement with a customer to provide buses in the future (Note 7). In 2017 the contract was modified to provide for one diesel
[2]	During the year ended December 31, 2022, the Company recognized deferred revenue in relation to a non-cash agreement with a customer in which the customer provided the Company with 8 used buses in exchange for 8 leased buses to be leased until the delivery of the 8 new buses are provided in 2023. As a result, the Company has recognized $127 as lease revenue (December 31, 2021: $14) and has a deferred revenue balance of $1,929 as at December 31, 2022.